Exhibit 99.1

 2026 Investor Day  May 14 | New York City

 Welcome andOpening Remarks  VP, Investor Relations  David Kelley

 Disclaimers  Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. The information on our website is not part of, and is not incorporated into, this presentation.  “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company’s accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; the risk that expected benefits, synergies and growth prospects of the Basler acquisition and/or potential future acquisitions may not be achieved in a timely manner, or at all; the risk that Basler’s business may not be successfully integrated with Littelfuse acquisition of Basler; the risk that the Company's investments in its serviceable addressable markets does not result in the projected growth or synergies; and other risks which may be detailed in the company’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company’s Annual Report on Form 10-K for the year ended December 27, 2025. Further discussion of the risk factors of the company can be found under the caption “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 27, 2025, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.  Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow conversion, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

 Who We Are Today: Littelfuse Snapshot (NASDAQ: LFUS)  A Market Leader in Shaping Solutions for the Safe and Efficient Transfer of Electrical Energy  1927  Founded  ~17,000  Total Employees  $2.4B  2025 Revenue  $499M  2025 EBITDA  $366M  2025 FCF  1.0x  Net Leverage  COMPANY OVERVIEW  2025 REVENUE BY END MARKET  Energy and Industrial Infrastructure (EII)  Industrial Infrastructure  Energy Infrastructure  Computing, Communications & Diversified Industrials (CCDI)  Data Center & Building Infrastructure  Diversified Industrials  Consumer Electronics  Transportation & Logistics (T&L)  Passenger Vehicle  Commercial Vehicle  End Market  9%  21%  7%  17%  9%  18%  19%

Today's Agenda

9:00 AM **Welcome and Opening Remarks**
David Kelley | VP, Investor Relations

Shaping the Future of Global Electrification
Greg Henderson | President & CEO

Building a Brighter Global Future through Energy & Industrial Infrastructure (EII)
Peter Kim | SVP & GM, EII Market

Strengthening Our Leadership Position in Computing, Communications, and Diversified Industrials (CCDI)
Deepak Nayar | SVP & GM, CCDI Market

10:00 AM **BREAK**

10:15 AM **Moving the World Forward in Transportation & Logistics (T&L)**
Dave Ruppel | SVP & GM, T&L Market

Accelerating Long-Term Growth through Semiconductor Innovation
Karim Hamed | SVP & GM, Semiconductor Products

Delivering More Resilient Growth and Scaling Operational Excellence to Drive Strong Shareholder Value
Abhi Khandelwal | EVP & CFO

Closing Remarks: The Leader in Safe and Efficient Electrical Energy Transfer
Greg Henderson | President & CEO

11:15 AM **Q&A SESSION**

12:00 PM **LEADERSHIP LUNCHEON**









Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 5

 President & CEO  Greg Henderson  Shaping the Future of Global Electrification

Differentiated and Timely Opportunity to Capitalize on Global Electrification Megatrend

GLOBAL ELECTRICITY DEMAND IS ACCELERATING

36,000 TWh by 2030 Driven by a Growing Need Across Our End Markets | 50% "DC Native" Demand by 2030 vs. 25% Today[1]

Energy & Industrial Infrastructure (EII)

Computing, Communications & Diversified Industrials (CCDI)

Transportation & Logistics (T&L)



Power Generation
Battery Energy Storage Systems
HVDC Transmission
MV/LV Distribution
Grid & Utility
Building Infrastructure
Industrial Automation
Data Center
Transportation & Logistics
Medical
Aerospace & Defense

[1] Company estimate.

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 7

We Are the Enablers – From Milliwatts to Megawatts

Providing Safe and Efficient Transfer of Electrical Energy Across the Power Spectrum



Energy & Industrial Infrastructure (EII)
Computing, Communications & Diversified Industrials (CCDI)
Transportation & Logistics (T&L)
HIGHER VOLTAGE
HIGHER CURRENT
Passenger Vehicle Electrification
Commercial Vehicle Electrification
HV Data Center Rack
Solar Power Generation
BESS Container
Grid Transmission Substation
Commercial HVAC
Medium- & High-Voltage Industrial Drives
LV Data Center Rack
Commercial Space
Smart Meter
Glucose Monitor
USB-C Protection
E-Bike
Material Handling

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 8

Value Proposition – Delivering a Complete Set of Solutions to Solve Customers' Complex Challenges

Overcurrent

Protects against too much current, stopping overheating and damage

Overvoltage

Protects against too much voltage, suppressing surges and spikes

Advanced Protection & Power Solutions

Provides smart, integrated control by detecting, responding, and managing faults in real time



Fuses to Circuit Breakers



MOVs to Semiconductor Protection



Power Semis to Protective Relays

BROAD-BASED TECHNOLOGY EXPERTISE

Unrivaled Ability to Provide Protection Across Electrical Ecosystem at a Global Scale

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 9

 Poised to Capitalize on Accelerating End-Market Growth  LITTELFUSE SAM IS GROWING MID-SINGLE DIGITS  $22B SAM1  $30B SAM1  2025  2030  POSITIONING US FOR ACCELERATING GROWTH  $4.5B   Revenue  $1.1B  Adj. EBITDA  Our 2030 Ambition  Energy and Industrial Infrastructure Market (EII)  Transportation & Logistics Market (T&L)  Computing, Communications & Diversified Industrials Market (CCDI)  1 Company estimate.

 Evolution of Our Long-Term Strategic Priorities  SharpenedFocus on Growth Opportunities  Partneringwith Market Leaders  Enhancing Operational Excellence

Sharpened Focus on Three Key High-Growth Opportunities (HGOs)

SHARPENED FOCUS

CORE GROWTH
Growing Mid-Single-Digits CAGR

Above-Market Driven by Capabilities and Go-To-Market

- Overcurrent
- Overvoltage
- Advanced Protection & Power Solutions


End
Market

HIGH-GROWTH OPPORTUNITIES
Growing +Double-Digits CAGR

Energy and Industrial Infrastructure Market (EII)

- Grid & Utility Infrastructure

Computing, Communications & Diversified Industrials Market (CCDI)

- Data Center
- Aerospace & Defense

Littelfuse
Expertise Applied | Answers Delivered

INVESTOR DAY 2026 12

 Our Strategic Approach to M&A  Strengthen Solutions Capabilities  Expand solutions for customers’ next-gen architectures  Enhance technology leadership positioning in safe and efficient electrical energy transfer  Bolster partnerships with market leaders  FOCUS ON ACCELERATING HIGH-GROWTH OPPORTUNITIES  Enhance Market Exposure  Amplify exposure to HGOs: Grid & Utility Infrastructure, Data Center, and A&D  Expand to adjacent market or regional opportunities  Drive addressable market expansion and diversification  SHARPENED FOCUS

 New Market-Oriented Sales Structure Enhances Partnerships  Optimized Go-to-Market Approach Drives Greater Intentionality Around Cross-Sell Opportunities  CUSTOMER SEGMENTATION FUELING GROWTH ENABLERS  ~2/3 of Revenue: Direct Customer Partnership  Strategic Partnership Focused on Solving Complex Problems to Drive Innovation  Global Leading and Emerging Customers  ~1/3 of Revenue: Served via Distribution Channel  Partnerships (Over 100,000 Customers) with a Long Tail and Strong Profitability  Broad Market Customers  PARTNERING WITH  MARKET LEADERS

PARTNERING WITH
MARKET LEADERS

Go-to-Market Strategy In-Action

2020 – 2025 Example
Global EV and Clean Energy Leader

Littelfuse Solutions Are in Every Product for This Customer

>20%
CAGR
(2020 – 2025)



2025 – 2030 Opportunity
Data Center HGO

Significant Content Opportunity with Market Leaders



+2x
2025 Design
Wins

Scaling Our Go-To-Market Strategy Across Our Markets to Unlock Significant Profitable Growth

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 15

 Scaling Operational Excellence Across Our Organization  Elevating Our Operational Mindset  Driving Portfolio and Footprint Optimization  SQDCI = Safety, Quality, Delivery, Cost, Inventory.  Scaling Business and AI Processes  Leveraging best practices  Programmatic SQDCI initiatives  Deploying global operating model  Sharpened customer focus  Continuous portfolio rationalization  Footprint optimization  Scalable resource allocation  AI-enabled productivity enhancements  Enhanced acquisition execution  OPERATIONAL  EXCELLENCE

 Right Strategy to Capitalize on Our Opportunities  Unparalleled Capabilities to Enable Transformation and Enhance Growth  Transformational Shift in Electrification of Our Markets  Why We Are Excited for the Future   Driving Value for Stakeholders

 Building a Brighter GlobalFuture through Energy and Industrial Infrastructure (EII)  SVP & GM, EII Market  Peter Kim

 Key Messages  Capturing accelerating global demand for energy expansion, electrification, and industrial infrastructure through differentiated, mission-critical solutions  1  Enabling the modernization of industrial markets through safe, reliable, and efficient high-power systems  2  Positioned as a systems solution partner by expanding integrated technologies for leading global customers  3

 Energy & Industrial Infrastructure Market Snapshot  KEY HIGHLIGHTS  EII END MARKETS AS A % OF TOTAL 2025 REVENUE1  EXAMPLES OF MARKET-LEADING CUSTOMERS  1 Pro-forma inclusive of Basler.  ~$600M1  2025 EII Revenue  Expanding Global Customer Base  Leading: 43% • Emerging: 24% • Broad: 33%  (% of 2025 EII Revenue)  Industrial Infrastructure  Industrial Automation  Mining, Oil & Gas  Commercial Construction  Building Infrastructure  Energy Infrastructure  Grid & Utility   Battery Energy Storage Systems (BESS)  Renewables  9%  21%  7%  17%  9%  18%  19%

Positioned to Grow Significantly Above Market

Serviceable Addressable Market[1]

2025	~$7B
2030	~$9B

~6%
Market Growth Rate[1]
(2025 – 2030)

+Double Digits
LFUS Growth Rate[1]
(2025 – 2030)

LEADING EII MARKET GROWTH DRIVERS


Grid & Utility Infrastructure


Battery Energy Storage Systems


Data Center Infrastructure


Renewables

[1] Company estimate.

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 21

 Our Right to Win – EII Sustainable Competitive Advantages  Increased focus with leading OEM customers supported by strong channel partnerships  Solution selling with opportunity to expand system-level partnerships  Complex, customized innovation driven by market-leading engineering and technology capabilities   Deep solution-level collaboration with market leading customers  Product Performance  Best-in-class, high-power products enable leading prevention measures, performance, quality, and reliability for our customers’ applications  OEM Relationships  TailoredSolutions

 Capitalizing on Our Growth Opportunities  23  INVESTOR DAY 2026  Energy Infrastructure   Industrial Infrastructure

Industrial Infrastructure

Capitalizing on Long-Term Growth and Modernization

~2x[1]

CAPITAL SPEND IN INDUSTRIAL ELECTRIFICATION IN THE NEXT 5 YEARS

Key Drivers of Market Growth

- Electrification of Industrial Systems
- Improving Energy Efficiency and Sustainability
- Increased Adoption of Smarter and Connected Solutions

Our Opportunity

- System-level solutions enabled through broad technology offering
- Reduced customer design complexity through application-tailored sub-systems
- Deep technical expertise supported by global engineering teams and laboratories

Trusted Partner Powering the Next Generation of Industrial Systems

[1] Company estimate.

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 24

Customer Success Story

Leading Solutions for Next Generation of Industrialization

BACKGROUND

As automation systems advance, industrial OEMs face rising demand for power stability, efficiency, and safety – driving need for reliable systems and sustained uptime



OUR UNIQUE SOLUTION

- High-performance power semiconductors improve system reliability and efficiency
- Fast-acting fuses enable system protection, maximizing uptime
- Intelligent protective relays ensure safety and scalable operations



RESULTS

Customer Value

Increase Asset Reliability by 25%

Minimize Energy Losses and Improve System Efficiency by +3%

Littelfuse Value

System Solutions Drive 2x Opportunity

Solution is Scalable Across Industrial Markets

Littelfuse
Expertise Applied | Answers Delivered

INVESTOR DAY 2026 25

Energy Infrastructure

Capitalizing on Significant Grid & Utility Infrastructure Investment

High Growth Opportunity

+$3T[1]

ESTIMATED GRID INVESTMENT THROUGH 2030

Key Drivers of Market Growth

- Rapidly Expanding Electricity Demand
- Modernization of Aged Infrastructure
- Rising Need for Grid Flexibility

Our Opportunity

- Higher power requires more innovative solutions
- Our leading technology capabilities strengthen grid resilience
- Basler acquisition enhances our differentiated system-level capabilities

Well-Positioned to Enable Accelerating Grid & Utility Infrastructure Evolution

Littelfuse Expertise Applied | Answers Delivered

[1] Company estimate.

INVESTOR DAY 2026 26

Customer Success Story

Comprehensive Protection and Switching for BESS Architecture

High Growth Opportunity

BACKGROUND

As BESS system scaled to higher power levels, an integrator faced challenges ensuring end-to-end protection and safe, reliable grid connectivity



OUR UNIQUE SOLUTION

- Coordinated, high-voltage DC fuses enable seamless system-wide protection
- Integrated power semiconductor solutions drive more efficient switching architecture
- Basler protection relays enhance intelligent power monitoring, designed to promote longer uptime



RESULTS

Customer Value

Reduce Unplanned Downtime by 40%

System-Safety Architecture Drives Faster Utility Integration

Littelfuse Value

Application Engineering Expertise to be Trusted Partner of Choice

Protection Solutions Become Standard Reference for New Designs

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 27

 Capturing accelerating global demand for energy expansion, electrification, and industrial infrastructure through differentiated, mission-critical solutions  1  Enabling the modernization of industrial markets through safe, reliable, and efficient high-power systems  2  Positioned as a systems solution partner by expanding integrated technologies for leading global customers  3  Key Takeaways  28  INVESTOR DAY 2026

 Deepak Nayar  SVP & GM, CCDI Market  Strengthening Our Leadership Position in Computing, Communications, and Diversified Industrials (CCDI)

 Key Messages  Capitalizing on megatrends in electrification, driven by outsized growth from Data Centers and Aerospace & Defense  1  Delivering differentiated, high-value solutions to solve more complex customer challenges  2  Expanding go-to-market model with increased emphasis on growing with our key customers as they shift to new technology platforms  3

 Computing, Communications, and Diversified Industrials Market Snapshot  KEY HIGHLIGHTS  CCDI END MARKETS AS A % OF TOTAL 2025 REVENUE  Data Center & Building Infrastructure  Data Center  Building & Industrial Controls  Diversified Industrials  Aerospace & Defense  Medical  Broad Distribution Reach  Consumer Electronics  Consumer Electronics  Appliances  EXAMPLES OF MARKET-LEADING CUSTOMERS  ~$1,100M  2025 CCDI Revenue  Extensive Global Customer Base  Leading: 33% • Emerging: 33% • Broad: 34%  (% of 2025 CCDI Revenue)  9%  21%  7%  17%  9%  18%  19%

 2025   2030   Data Center  Diversified   Industrials  Positioned to Grow in Attractive Addressable Market  1 Company estimate.  Leading ccdi market growth drivers  Serviceable Addressable Market1  ~8%Market Growth Rate1(2025 – 2030)  +Double DigitsLFUS Growth Rate1 (2025 – 2030)

 Our Right to Win – CCDI Sustainable Competitive Advantages  Leadership position in passives and protection with complementary high-voltage semiconductor capabilities  Ability to win with portfolio breadth as our complementary products enable a more complete customer solution and competitive advantage  Alignment with customers in product development at the engineering level to co-create solutions for next-gen architectures  Go-to-market model shift to better serve customers with full solution set  Engineering expertise to solve complex protection challenges in data center, aerospace & defense and diversified industrials   Proven track record of delivering market-leading and reliable technologies to meet customer needs  ProductPortfolio  Customer Collaboration  Technology Differentiation

 Capitalizing on Our Growth Opportunities  Data Center  Diversified Industrials  34  INVESTOR DAY 2026

Data Center

Market-Leading Protection from Grid to Chip

High Growth Opportunity

A — Backup Power / Generator
- Engine system
- Fuel and exhaust system
- Control and monitoring
- Cooling and lubrication

B — Onsite Power
- Battery energy storage system
- Renewable energy

C — Medium Voltage Switchgear
- Main power distribution
- Feeder / branch
- MV / LV transformer

D — Low Voltage Switchgear
- Automatic Transfer Switch (ATS)
- Motor Control Center (MCC)
- Power-factor correction
- Harmonic filtering



I
I
G
F
E
H
D
H
C
A
B
Littelfuse

I — Thermal Management
- HVAC systems
- Liquid cooling
- Immersion cooling

E — Power Busway / Cable
- Feeder / riser busway
- Busways
- Tap-off boxes
- Monitoring and sensing

F — Server / Storage / Networking
- Power Distribution Unit (PDU)
- Remote Power Panel (RPP)
- Rack PDU
- IT load / IT gear power-only

G — Sidecar (1 MW+)
- PSU shelf
- HVDC bus (±400 / 800 VDC)
- DC PDU

H — UPS
- High-power battery systems
- Power Factor Correction (PFC)
- High wattage power supplies
- Power Distribution Units (PDUs)

Gray Space: *Power to the Building* **White Space:** *Power Inside the Building*

Littelfuse Expertise Applied | Answers Delivered
INVESTOR DAY 2026 35

Data Center

Higher Power Demands Accelerate Growth Opportunity

High Growth Opportunity

Significant Data Center Infrastructure Investment

$6T

DATA CENTER INFRASTRUCTURE INVESTMENT (2025 – 2030)[1]

…and Increased Power Usage Driving High-Voltage Architecture

>15% CAGR

DATA CENTER POWER USAGE (2025 – 2030)[1]

…Leading to High-Voltage Opportunities for Littelfuse

- ✓ Capabilities across the power spectrum with system-level understanding of customers' needs
- ✓ Leading high-voltage protection partner to customers across the data center ecosystem

2x – 4x Content Uplift

as market transitions to high-voltage architectures

25% – 30%+ CAGR

Estimated data center revenue growth through 2030

Expertise in High Voltage Protection Creates Unique Right to Win

[1] Company estimate.

Littelfuse Expertise Applied | Answers Delivered
INVESTOR DAY 2026 36

High Growth Opportunity

Customer Success Story

Providing Data Center Solutions from Grid to Chip

BACKGROUND

Leading hyperscaler requires more advanced and comprehensive protection solutions as their architecture evolves from low to high voltage



OUR UNIQUE SOLUTION

- Enabled various eco-system partners on infrastructure, rack, and board level solutions
- Utilized our full portfolio of capabilities including passives, protection, power, and high-voltage industrial fuses
- Brought value through reliability, performance, systems level support, and agency insights
- Leveraged current partnership to co-create future solutions to enable continued architecture evolution

RESULTS

Customer Value

Enabling Best-in-Class Performance, Reliability, and Safety

Littelfuse Value

Sold 20+ LFUS Solutions Across Various Applications

Anticipated Revenue +3x Over 5-Year Period

Littelfuse
Expertise Applied | Answers Delivered

INVESTOR DAY 2026 37

 Diversified IndustrialsTrusted Brand with Strong Franchise Value  Market Leadership Driving Best-in-Class Growth and Profitability   Trusted brand and technology solution provider for the safe and efficient transfer of electrical energy  Direct sales to accelerate growth in key focus areas including Aerospace & Defense and Medical  Leveraging key, longstanding distribution partnerships to service diverse, broad base of customers  Market leader serving >50,000 end customers  Highly profitable franchise with strong cash contribution

High Growth Opportunity

Diversified Industrials – Aerospace & Defense (A&D)

Capitalizing on Significant A&D Growth Opportunity

+15%[1]

ESTIMATED AEROSPACE & DEFENSE SAM CAGR (2025 – 2030)

Key Drivers of Market Growth

- Increasing Defense Budget
- Commercialization of Space
- Air Travel Recovery

Our Opportunity

- ✓ Long history of mission-critical technology capabilities
- ✓ Leveraging ongoing market evolution
- ✓ Higher voltage and power
- ✓ Focused key account management + targeted inorganic expansion

Significant Opportunity to Expand Market Share through Targeted Investments

[1] Company estimate.

Littelfuse Expertise Applied | Answers Delivered

INVESTOR DAY 2026 39

Customer Success Story

Mission-Critical Solutions for Commercial Space Innovator

High Growth Opportunity

BACKGROUND

Leading commercial space customer has evolved beyond traditional rocket manufacturer into a fully integrated space infrastructure platform operating across A&D market



OUR UNIQUE SOLUTION

- Established preferred supplier status through initial engagement in circuit protection
- Leveraged protection, power semiconductors, and electromechanical technology capabilities to expand share
- Strengthened position as strategic, multi-product solutions partner through customization
- Enabled recurring design wins with long product lifecycles

RESULTS

Customer Value

Solution Solved for High Reliability, High Voltage Power Complexity

Timely Delivery of Optimized Protection and Power Solutions for Next-Gen Space Systems

Littelfuse Value

Expanded Revenue +5x Over 5-Year Period

Broadened ODM Design Partner Relationships to Enhance Market Opportunity

Littelfuse

Expertise Applied | Answers Delivered

INVESTOR DAY 2026 40

 Key Takeaways  41  Capitalizing on megatrends in electrification, driven by outsized growth from Data Centers and Aerospace & Defense  1  Delivering differentiated, high-value solutions to solve more complex customer challenges  2  Expanding go-to-market model with increased emphasis on our key customers to grow share in new technology platforms  3  INVESTOR DAY 2026

 Break  ~15 Minutes

 Moving the WorldForward in Transportation and Logistics (T&L)  SVP & GM, T&L Market  David Ruppel

 Key Messages  Optimizing our go-to-market approach to be more effective, selective, and proactive with leading customers  1  Enhancing and diversifying our market position through early, deep, and technical partnerships with leading OEMs to drive above market growth  2  Sharpening focus on megatrends and operational excellence to enhance long-term profitable growth  3

 Transportation & Logistics Market Snapshot  KEY HIGHLIGHTS  T&L END MARKETS AS A % OF TOTAL 2025 REVENUE  Passenger Vehicle  OEMs and Tier 1 Suppliers  Global Exposure - North America, Europe, and China  Commercial Vehicle  HD and MD Trucking  Material Handling, Construction and Ag Equipment  Recreational Vehicles and Powersports  Warehouse Automation and Robotics  EXAMPLES OF MARKET-LEADING CUSTOMERS  ~$700M  2025 T&L Revenue  Optimizing T&L Customer Base  Leading: 27% • Emerging: 40% • Broad: 33%  (% of 2025 T&L Revenue)  9%  21%  7%  17%  9%  18%  19%

 Positioned to Diversify and Grow in Expansive Addressable Market  ~1%Global Vehicle Production Growth Rate1(2025 – 2030)  +Mid-Single DigitsLFUS Growth Rate1 (2025 – 2030)  1 Company estimate.  2025   2030   Serviceable Addressable Market1

 Our Right to Win – T&L Sustainable Competitive Advantages  Long history of co-innovation with leading global Transportation customers   Operational excellence mindset driving enhanced focus on commercial vehicle opportunities with market leading customers  Comprehensive and market leading low-, medium-, and high-voltage capabilities to serve evolving customer needs   System-level architecture approach to evolving applications such as BMS, battery disconnect, connectivity, and HMI  Customizable and scalable solutions for multi-tech circuit protection and modular power distribution  Global footprint and scale with best-in-class testing and local-for-local manufacturing  Customer Partnerships  Collaborative Innovation  Scalable Portfolio

 Capitalizing on Our Growth Opportunities  Electrification and Functional Safety Trends  Go-to-Market & Operational Mindset Optimization  48  INVESTOR DAY 2026

Unlocking Outgrowth Opportunities through Global Electrification and Functional Safety Evolutions

Background

- **Est. +1% Global Production Rate**[1]
- **Electrification Evolution:** Global Transportation evolution continues despite slowing EV growth rates
- **Functional Safety Adoption:** Higher voltage, ADAS, and autonomous adoption make functional safety critical to ensuring system reliability
- Customers increasingly reliant on **proven suppliers with comprehensive capabilities, flexible solutions, and global scale**


Autonomous Mode
Network
Location

Our Opportunity

- Enabling electrification growth opportunities at **scale through portfolio** of market-leading 12V to medium- and high-voltage systems
- Leveraging deep customer relationships to **co-develop and design next-gen solutions** with industry-leading **functional safety features**
- **Re-deploying engineering resources through operational** mindset to focus on systems that support long-term growth and profitability enhancements

+Mid-Single-Digits Outgrowth

Comprehensive Solutions, Technical Expertise, and Global Scale to Enable Ongoing T&L Evolutions

Littelfuse
Expertise Applied | Answers Delivered

ADAS = Automated Driver Assistance System. [1] Company estimate.

INVESTOR DAY 2026 49

Customer Success Story

Solving for Safety Challenges with Global Automotive Leader

BACKGROUND

Global automotive customer identified specific challenges across EV models:

- Battery safety
- Packaging
- Launch timing



OUR UNIQUE SOLUTION

- Designed and implemented differentiated multi-technology circuit protection modules
- Drove superior performance within customer packaging and timing constraints
- Provided ultra-fast circuit protection that enabled a differentiated, higher level of functional safety





RESULTS

Customer Value

Solved Electrification and Functional Safety Challenges to Enable Accelerated Launch

Littelfuse Value

+20X Dollar Content / Unit Compared to Traditional ICE Design

Opened Door to Further Tech Engagements Across Our Portfolio

Littelfuse
Expertise Applied | Answers Delivered

INVESTOR DAY 2026 50

 Optimization Mindset to Enhance Our Long-Term Profitable Growth  Maximizing Returns and Driving Market Outperformance  Pivoting Portfolio Toward Highest PotentialCustomers and Applications  Sharpened Focus  Right customers, applications, and opportunities  Driving to Scale  Opportunity funnel target shifted to driving more meaningful value with leading OEMs  Reducing Complexity  Redeploying resources for larger, scalable, and leverageable opportunities   Low  High  Customer Volume and Revenue Potential  Prioritizeand Grow  Efficiency and Scale  Reducing Complexity

Customer Success Story

Driving Significant Momentum with Commercial Vehicle Market Leader

BACKGROUND

Leading commercial vehicle customer required scaled solution to growing complexity of multiple vehicle platforms and problems associated with configuring and powering connected accessories



OUR UNIQUE SOLUTION

- Architected an optimized system solution for an accessory control module
- Reduced development costs and time-to-market
- Leveraged CAN switching platform with Littelfuse multi-technology capabilities





RESULTS

Customer Value

Accelerated Platform Development and Launch

Supply Chain Simplification and Inventory Reduction

Littelfuse Value

Significant Potential Annual Revenue with Multi-Year Contribution

+4x Content Opportunity

Driving Further Scaled Opportunities

CAN = Controller Area Network.

Littelfuse Expertise Applied | Answers Delivered

INVESTOR DAY 2026 52

 Key Takeaways  53  Optimizing our go-to-market approach to be more effective, selective, and proactive with leading customers  1  Enhancing and diversifying our market position through early, deep, and technical partnerships with leading OEMs to drive above market growth  2  Sharpening focus on megatrends and operational excellence to enhance long-term profitable growth  3  INVESTOR DAY 2026

 Accelerating Long-Term Growth through Semiconductor Innovation  SVP & GM, Semiconductor Products  Dr. Karim Hamed

 Key Messages  Leveraging our well aligned Semiconductor products to enable growth across key focus end markets  1  Enhancing our portfolio by delivering solutions that complement Littelfuse’s broader technologies and capabilities  2  Driving long-term growth and profitability improvement through our Semiconductor products business  3

Semiconductor Products Business Snapshot

KEY ENABLER OF OUR GROWTH STRATEGY

Overcurrent

Protects against too much current, stopping overheating and damage

Overvoltage

Protects against too much voltage, suppressing surges and spikes

Advanced Protection & Power Solutions

Provides smart, integrated control by detecting, responding, and managing faults in real time

Solid State Protection and Power Modules for Breakers

TVS and ESD Diodes

High-Power Stacks and Full Protection Modules

BROAD-BASED TECHNOLOGY EXPERTISE

EXAMPLES OF MARKET-LEADING CUSTOMERS

ABB | aws | BYD | DELTA | Google | Schneider Electric | SIEMENS

Serving 40,000+ Customers Across Our Network

2025 REVENUE BY PRODUCT



Protection
50%
~$670M[1]
Power
50%

Enhancing Growth Across Our End Markets: EII | CCDI | T&L

While Strengthening Long-Term Positioning in HGOs

[1] Semiconductor revenue is embedded within EII, CCDI, and T&L end markets.

Littelfuse Expertise Applied | Answers Delivered
INVESTOR DAY 2026 56

 Leveraging Technology Transitions in High-Growth Opportunities to Outpace Market Growth  Large, Attractive SAM  Capitalizing on High-Growth Opportunities  Grid & Utility Infrastructure  Data Center  Diversified Industrials – Aerospace & Defense  Protection + Power Semi  Double-Digits % CAGR1   (2025 – 2030)  ~$6B  20301  1 Company estimate.

 New, Focused Semiconductor StrategyPositioned to Deliver Consistent, Profitable Growth  Enabling Portfolio that Enhances Littelfuse Positioning Across End Markets  PROTECTION  Market leader poised for continued growth  SAM expansion via innovation and new market penetration  Strong profitability and cash flow  POWER  Focused strategy to deliver sustainable, long-term profitable growth  Leveraging core competencies to drive growth in high-value applications  Manufacturing optimization to be a key driver of profitability improvement  DELIVERING LEADING SOLUTIONS ACROSS PROTECTION AND POWER  +

 Protection Semiconductors Maintaining and Expanding Leading Position through Innovation  Accelerating the Next Phase of Growth and Margin Expansion  1 Company estimate (2025 – 2030 CAGR).  Building on Strong Foundation  Positioned as a market leader with a long track record of success  Delivering >10% 5-year CAGR1 and margins above corporate average  Looking Ahead: Key Priorities  Expand core end market positions benefiting from secular growth trends  Accelerate penetration in new end markets where we have a significant right-to-win  Strategically deploy R&D to higher-value, higher-ASP solutions (5x – 10x)

Customer Success Story

Solving High-Value Protection Challenges through Core Competencies

CUSTOMER PROBLEM

HVDC enables higher system efficiency

Risk of catastrophic arc flash events

Requires reliable, advanced protection solutions with electronic reset capability

OUR UNIQUE PROTECTION PLATFORM

High-Power, Software Configurable, Solid-State Protection Module



Littelfuse
Littelfuse

Scalable Across Growth End Markets





RESULTS

Customer Value

- Integrates 5X Functions
- Reduces Cost of Ownership

Littelfuse Value

- Higher Value Capture

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 60

 Power SemiconductorsExecuting on a More Focused, Customer-Centric Strategy  Driving Accelerating Long-Term Growth and Enhanced Profitability  Pivoting Portfolio Toward High-Value Applications  Target Outcomes  Sharpening Our Growth Focus  Focusing on areas where we have a strong right to win, market share, and an attractive SAM  Rationalizing Our Portfolio  Exiting areas of low value  Optimizing Our Manufacturing  Manufacturing to support a more focused product strategy in highest growth, high-power applications  More reliable partner for our customers  1  Sustained long-term revenue growth  2  Meaningful margin expansion by 2030  3  Low  High  VALUE  Investto Grow

Customer Success Story

Solving High-Value Power Challenges through Core Competencies

CUSTOMER PROBLEM

Data centers require uninterrupted power to IT racks

STS detects faults and instantly switches to backup power

Requires a reliable and fast power solution to enable seamless switching

OUR UNIQUE POWER PLATFORM

Deployed High-Power Stack with Integrated Cooling Architecture

- Seamless power transfer between UPS systems and backup power sources
- Provides compact, high-power-density design while maximizing system reliability



RESULTS

Customer Value

Differentiated Tech Solution

Littelfuse Value

+$400M Opportunity in High-Power Stacks

Scalable Solution Across Broader Customer Network

STS = Static Transfer Switch. UPS = Uninterruptable Power Supply.

Littelfuse Expertise Applied | Answers Delivered

INVESTOR DAY 2026 62

 Key Takeaways  63  INVESTOR DAY 2026  Leveraging our well aligned Semiconductor products to enable growth across key focus end markets  1  Enhancing our portfolio by delivering solutions that complement Littelfuse’s broader technologies and capabilities  2  Driving long-term growth and profitability improvement through our Semiconductor products business  3

 EVP & CFO  Abhi Khandelwal  Delivering More Resilient Growth and Scaling Operational Excellence to Drive Strong Shareholder Value

 Key Messages  Enhancing organic growth opportunities in large and expanding markets, augmented by strategic acquisitions  1  Accelerating shareholder value creation through disciplined capital allocation  2  3  Delivering a more stable, less cyclical earnings profile and greater through-cycle resiliency  4  Elevating operational performance by combining a well-defined operational playbook with renewed operational rigor to drive improved profit margins

2025 Revenue Profile – Three Strong Segments Serving Diverse and Growing Set of End Markets



Industrial
15%
Reporting Segment
54%
Electronics
31%
Transportation



Transportation & Logistics (T&L)
9%
17%
Energy and Industrial Infrastructure (EII)
7%
21%
End Market
19%
9%
18%
Computing, Communications & Diversified Industrials (CCDI)

- Product based segments serving diverse end markets
- Complementary capabilities enhanced by go-to-market shift
- Meaningful content and outgrowth opportunities across segments

- Broad exposure to end markets poised to benefit from secular electrification megatrend
- Diversification drives enhanced long-term growth stability
- Next-gen technology advancements across end markets

Littelfuse Expertise Applied | Answers Delivered
INVESTOR DAY 2026 66

 =  +7% – 9% Organic Revenue CAGR  Above-Market Core Growth  Outsized HGO Growth  24% – 26%Adj. EBITDA Margin  Scale and Leverage  Operational Excellence, Product Rationalization  +6% – 8%Inorganic Revenue CAGR  Strategic M&A  Supported by Strong Cash Generation  >$25.00 EPSHigh-Teens EPS CAGR  Best-in-Class Performance  Mid-Teens ROIC  Littelfuse Value Creation Playbook (2025 – 2030)  A Stronger, More Resilient Growth and Profitability Story  Organic Growth  Margin Expansion  Inorganic Growth  Value Creation

Poised to Drive Sustainable Growth Driven by Organic Execution and Enhanced by Strategic M&A

+7% – 9%
ORGANIC GROWTH

Core
Growing Above-Market Across Segments

- Electronics
- Transportation
- Industrial

HGOs
Sharpened Focus on HGOs Across Markets

- EII: Grid & Utility Infrastructure
- CCDI: Data Center and Aerospace & Defense

+6% – 8%
INORGANIC GROWTH

Strategic M&A
Executing Strategic and Disciplined Acquisitions in Targeted Areas

- ✓ Expands solution capabilities and technology positioning
- ✓ Enhances market exposure and expands our serviceable addressable market

HGOs = High-Growth Opportunities.

Littelfuse Expertise Applied | Answers Delivered
INVESTOR DAY 2026 68

 Leverage areas of best-in-class operating practices across global footprint  Drive continuous portfolio rationalization to enhance long-term profitability  Deploy capital to enhance productivity via   AI and footprint optimization  Our Focus on Operational Excellence Expected to Enhance Profitability as We Scale  Deployed Operational and Financial Metrics to Measure and Drive Long-Term Enhancements  TOP PRIORITIES  EXECUTION HIGHLIGHTS AND OPPORTUNITIES  Transportation segment initiatives driving structural margin enhancements  Identified semiconductor rationalization opportunities to enhance long-term margin profile  Leveraging AI to enhance productivity  Acquisition execution a key focus point  Basler exceeding expectations  1  2  3

 Generating Strong FCF to Support Growth  Maintaining 100%+ FCF conversion target (2021 – 2025 average FCF conversion: 100%+)  A proven history of strong cash generation   Focusing on driving long-term cash returns of strategic investments and M&A  Delivering FCF enhancements through working capital improvements   Positioned to Deliver $600M+ Annual FCF by 2030  HIGHLIGHTS  See Appendix for reconciliation of non-GAAP figures.

 Consistent, Strong Balance Sheet ManagementWhile Delivering Acquisitive Growth  Flexible Capital Structure and History of Balance Sheet Consistency  Capital Summary and Financial Highlights ($M, As of 3/28/2026)  Cash & Cash Equivalents  $482  Total Assets  $3,856  Debt  $635  Total Stockholders’ Equity  $2,514  Consolidated Net Leverage Ratio  1.0x  Available Credit Under Revolving Credit Facility  $599  Net Debt to EBITDA  Track Record of Maintaining Leverage withinTargeted Range While Driving M&A Model  2.5x  1.0x  Target Long-Term Range

 Disciplined and Balanced Capital Deployment Strategy  FUTURE PRIORITIES  Organic Investments  Long-term revenue growth  Enhanced productivity  Targeting 3% – 4% CapEx as a % of Sales  Strategic Acquisitions  Strengthens technology positioning  Enhances market exposure  Return Capital to Shareholders  Consistent dividend payout  Opportunistic share repurchases  1 Company estimate.

 Our Approach to Strategic M&A – Sharpened Focus on Enhanced Growth, Profitability, and Returns  FINANCIAL FILTERS  Enhances Long-Term Organic Growth  (Targeted 7% – 9%)  Expands Margins and Strengthens Long-Term Profitability  Focuses on   Cash Returns  (Double-Digit ROIC)  Strengthen Solution Capabilities  Expand solutions for customers’ next-gen architectures  Enhance technology leadership positioning in safe and efficient electrical energy transfer  Bolster partnershipswith market leaders  Enhance Market Exposure  Amplify exposure to HGOs: Grid & Utility Infrastructure, Data Center, and A&D  Expand to adjacent market or regional opportunities  Drive addressable market expansion and diversification  FOCUS ON ACCELERATING HIGH-GROWTH OPPORTUNITIES

M&A Spotlight – Basler Acquisition

Dec 2025

Basler Electric

Capital Deployed	~$350M
2026E Revenue Contribution	$130M – $135M
Strategic and Financial Rationale	
Bolsters Technology Differentiation	✔
Diversifies End Market Exposure	✔
Enhances Long-Term Organic Growth	✔
Expands Margins and Strengthens LT Profitability	✔
Focuses on Cash Returns	✔

HIGHLIGHTS AND UPDATE

- ✔ Enhances high-growth industrial exposure
- ✔ Leverages longstanding customer relationships with market leaders
- ✔ Q1 performance exceeded expectations
- ✔ Drives strong 2026E financial impact to our portfolio
  - Revenue: $130M – $135M
  - Adj. EBITDA Margin: High-Teens
  - Adj. EPS Accretion: $0.15+
    - *Previous Est. Accretion: $0.10 – $0.15*







Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 74

 Our 2030 Ambition  $4.5BRevenue   $1.1B  Adj. EBITDA  $600M  Free Cash Flow  Note: Company estimates for 2030.

 Annual Revenue Growth Bridge ($B)  $2.4B  +8% – 10%  ~$4.5B  Core market growth driven by content expansion across segments and go-to-market contribution  HGOs led by Grid & Utility Infrastructure, Data Center, and Aerospace & Defense  Product rationalization est. (-1% – 2%) annually  Inorganic driven by strategic M&A focus  Segment Organic Growth Assumptions:  Electronics: High-Single Digits  Transportation: Mid-Single Digits  Industrial: Double Digits  DRIVERS AND ASSUMPTIONS  (-1% – 2%)  +6% – 8%  +7% – 9% Organic  Note: see Appendix for reconciliation of non-GAAP figures. 1 Company estimate.  1

Adjusted EBITDA Bridge ($B)

Based on Revenue Growth and Adj. EBITDA Margin Outlook Midpoints


~$200M
~$400M
~$50M
~$1.1B
$0.5B
2025
Core + HGO
Optimization
M&A
2030 1
30% – 35%
Conversion

DRIVERS AND ASSUMPTIONS

- Core + HGO conversion in-line with historic levels (30% – 35%)
- Optimization to drive structural profitability enhancements; ~$50M identified
- Strategic M&A focused on driving double-digit ROIC
- Estimated margin expansion across Electronics, Transportation, and Industrial segments

2030 Target: 24% – 26% Adj. EBITDA Margin[1]

Littelfuse
Expertise Applied | Answers Delivered

Note: see Appendix for reconciliation of non-GAAP figures. [1] Company estimate.

INVESTOR DAY 2026 77

 Enhancing organic growth opportunities in large and expanding markets, augmented by targeted acquisitions  1  Enhancing shareholder value creation through disciplined capital allocation  2  Elevating operational performance by combining a well-defined operational playbook with renewed operational rigor to drive improved profit margins  3  Delivering a more stable, less cyclical earnings profile and greater through-cycle resiliency  4  Key Takeaways  78  INVESTOR DAY 2026

 President & CEO  Greg Henderson  Closing Remarks: Leader in Safe and Efficient Electrical Energy Transfer

 Right Strategy to Capitalize on Our Opportunities  Unparalleled Capabilities to Enable Transformation and Enhance Growth  Transformational Shift in Electrification of Our Markets  Why We Are Excited for the Future   Driving Value for Stakeholders

 Q&A  All Presenters

 Appendix  Non-GAAP to GAAP Reconciliation Tables

Supplemental Financial Information

Non-GAAP EPS reconciliation

	Q4-25	Q4-24	YTD-25	YTD-24
GAAP diluted EPS	$ (9.72)	$ (2.09)	$ (2.89)	$ 4.00
EPS impact of Non-GAAP adjustments (below)	12.41	3.61	13.57	3.97
Adjusted diluted EPS	$ 2.69	$ 1.53	$ 10.68	$ 7.97

Non-GAAP adjustments – (income) / expense (in millions)

	Q4-25	Q4-24	YTD-25	YTD-24
Acquisition-related and integration costs (a)	$ 2.4	$ 2.4	$ 5.4	$ 5.1
Purchase accounting inventory adjustments (b)	1.1	—	0.6	—
Restructuring, impairment and other charges (c)	306.9	98.1	320.1	108.4
Gain on sale of fixed assets (d)	—	—	—	(1.5)
Loss on sale of the Marine business (e)	—	—	0.3	—
Non-GAAP adjustments to operating (loss) income	310.4	100.5	326.4	112.0
Other expense (income), net (f)	0.6	1.6	0.6	1.3
Non-operating foreign exchange loss (gain)	1.1	(13.5)	16.6	(9.2)
Non-GAAP adjustments to (loss) income before income taxes	312.2	88.5	343.6	104.1
Income taxes (g)	2.4	(1.5)	4.6	4.7
Non-GAAP adjustments to net (loss) income	309.8	90.0	339.0	99.4
Total EPS impact	$ 12.41	$ 3.61	$ 13.57	$ 3.97

Note: Total will not always foot due to rounding.
(a) reflected in selling, general and administrative expenses ("SG&A").

(b) reflected in cost of sales.

(c) reflected in restructuring, impairment and other charges. In the fourth quarter of 2025, the Company recorded a $301.2 million non-cash goodwill impairment charge related to the Electronics-Semiconductor reporting unit within the Electronics segment. In addition, during the fourth quarter of 2025, the Company recognized a $0.5 million and $0.4 million impairment charges related to certain machinery and equipment in the commercial vehicle business within the Transportation segment and the electronics products business within the Electronics segment, respectively. In the fourth quarter of 2024, the Company recorded $92.6 million of non-cash impairment charges, which included $47.8 million for the impairment of intangible assets primarily related to certain acquired customer relationships, developed technology, and tradename in the Industrial controls and sensors reporting unit within the Industrial segment, and $36.1 million and $8.6 million non-cash goodwill impairment charge associated with the Industrial controls and sensors reporting unit within the Industrial segment and the Automotive sensors reporting unit within the Transportation segment, respectively. In addition, during the first quarter of 2024, the Company recognized a $0.9 million impairment related to certain machinery and equipment in the commercial vehicle business within the Transportation segment.

(d) 2024 amount reflected a gain of $0.5 million recorded for the sale of a land use right within the Electronics segment and a gain of $1.0 million for the sale of two buildings within the Transportation segment.

(e) 2025 amount reflected $0.3 million loss related to the sale of the Marine business within the Transportation segment.

(f) 2025 included $0.6 million increase in coal mining reserves. 2024 included $1.8 million increase in coal mining reserves, partially offset by a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019.

(g) reflected the tax impact associated with the non-GAAP adjustments.

Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 83

Supplemental Financial Information Cont’d  Adjusted operating margin / Adjusted EBITDA reconciliation (in millions)  Q4-25  Q4-24  YTD-25  YTD-24  Net (loss) income  $ (242.1)  $ (51.8)   $ (71.7)   $ 100.2   Add:  Income taxes   12.9    9.1    75.3    51.7   Interest expense   8.3    9.4    34.3    38.7   Foreign exchange loss (gain)   1.1    (13.5)    16.6    (9.2)   Other income, net   (3.0)    (2.7)    (17.0)    (22.6)   GAAP operating (loss) income  $ (222.8)  $ (49.5)   $ 37.5   $ 158.8   Non-GAAP adjustments to operating (loss) income   310.4    100.5    326.4    112.0   Adjusted operating income  $ 87.6   $ 51.0   $ 363.9   $ 270.8   Amortization of intangibles   15.5    14.7    59.8    62.1   Depreciation expenses   18.5    17.3    74.9    68.3   Adjusted EBITDA  $ 121.6   $ 83.0   $ 498.6   $ 401.2   Net sales  $ 593.9   $ 529.5   $ 2,386.3   $ 2,190.8   Net (loss) income as a percentage of net sales   (40.8)%   (9.8)%   (3.0)%   4.6 %  Operating margin   (37.5)%   (9.3)%   1.6%   7.2%  Adjusted operating margin   14.7%   9.6%   15.2%   12.4%  Adjusted EBITDA margin   20.5%   15.7%   20.9%   18.3%

 Supplemental Financial Information Cont’d  Adjusted EBITDA by Segment (in millions)  YTD-25  YTD-24  Electronics  Transportation  Industrial  Electronics  Transportation  Industrial  GAAP operating income  $ 220.1   $ 84.8   $ 59.0   $ 169.9   $ 58.6   $ 42.3   Add:  Add back amortization   40.4    13.5    5.9    39.4    13.5    9.2   Add back depreciation   47.6    21.2    6.1    40.4    22.1    5.8   Adjusted EBITDA  $ 308.1   $ 119.5   $ 71.0   $ 249.7   $ 94.2   $ 57.3   Adjusted EBITDA Margin   22.9%   17.7%   19.5%   21.0%   14.0%   17.3 %  YTD-25  YTD-24  Net sales (in thousands)  Electronics  Transportation  Industrial  Electronics  Transportation  Industrial  Electronics – Semiconductor  $ 669,579   $ —   $ —   $ 615,372   $ —   $ —   Electronics – Passive Products and Sensors   675,943    —    —    571,401    —    —   Commercial Vehicle Products   —    320,545    —    —    320,549    —   Passenger Car Products   —    293,641    —    —    278,332    —   Automotive Sensors   —    62,191    —    —    73,553    —   Industrial Products   —    —    364,395    —    —    331,561   Total  $ 1,345,522  $ 676,377   $ 364,395   $ 1,186,77   $ 672,434   $ 331,561

 Supplemental Financial Information Cont’d  Income tax reconciliation  Q4-25  Q4-24  YTD-25  YTD-24  Income taxes  $ 12.9   $ 9.1   $ 75.3   $ 51.7   Effective rate   (5.6)%   (21.3)%   2,088.2%   34.0%  Non-GAAP adjustments - income taxes   2.4    (1.5)    4.6    4.7   Adjusted income taxes  $ 15.3   $ 7.6   $ 79.9   $ 56.4   Adjusted effective rate   18.4%   16.6%   23.0%   22.0%  Free cash flow reconciliation  Q4-25  Q4-24  YTD-25  YTD-24  Net cash provided by operating activities  $ 138.7   $ 160.6   $ 433.8   $ 367.6   Less: Purchases of property, plant and equipment   (18.9)    (25.8)    (67.6)    (75.9)   Free cash flow  $ 119.7   $ 134.8   $ 366.1   $ 291.7   Free cash flow conversion  Q4-25  Q4-24  YTD-25  YTD-24  Net (loss) income  $ (242.1)  $ (51.8)   $ (71.7)   $ 100.2   Free cash flow   119.7    134.8    366.1    291.7   Free cash flow conversion   (49.4)%   (260.2)%   (510.6)%   291.1%

 Supplemental Financial Information Cont’d  Consolidated Total Debt (in millions)  As of March 28, 2026  Consolidated total debt  $ 631.5   Unamortized debt issuance costs   3.5   Finance lease liability   0.2   Consolidated funded indebtedness   635.2   Cash held in U.S. (up to $400 million)  67.6  Net debt  $ 567.6   Consolidated EBITDA (in millions)  Twelve Months Ended March 28, 2026  Net Loss  $ (40.3)  Interest expense   32.4   Income taxes   80.5   Depreciation expense   75.4   Amortization expense   62.0   Non-cash additions:  Stock-based compensation expense   28.1   Purchase accounting inventory step-up charge   6.4   Unrealized loss on investments   2.1   Impairment charges   301.9   Other   34.1   Consolidated EBITDA (1)  $ 582.6   Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *  1.0x  * Our Credit Agreement and Private Placement Note with maturities ranging from 2027 to 2031, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.  The Credit Agreement were amended in Q1 2026 and now allow to add restructuring charges and business optimization expenses in addition to the Prior credit agreement.  (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

 Supplemental Financial Information Cont’d  Adjusted operating margin / Adjusted EBITDA reconciliation (in millions)  YTD-25  Net loss  $ (71.7)   Add:  Income taxes   75.3   Interest expense   34.3   Foreign exchange loss   16.6   Other income, net   (17.0)   GAAP operating income  $ 37.5   Non-GAAP adjustments to operating income   326.4   Adjusted operating income  $ 363.9   Amortization of intangibles   59.8   Depreciation expense   74.9   Adjusted EBITDA  $ 498.6   Net sales  $ 2,386.3   Net loss as a percentage of net sales   (3.0) %  Operating margin   1.6 %  Adjusted operating margin   15.2 %  Adjusted EBITDA margin   20.9%

 Supplemental Financial Information Cont’d  Free cash flow reconciliation  YTD-2021  YTD-2022  YTD-2023  YTD-2024  YTD-2025  Net cash provided by operating activities  $ 373.3   $ 419.7   $ 457.4   $ 367.6   $ 433.8   Less: Purchases of property, plant and equipment   (90.6)    (104.3)    (86.2)    (75.9)    (67.6)   Free cash flow  $ 282.7   $ 315.4   $ 371.2   $ 291.7   $ 366.1   Free cash flow conversion  YTD-2021  YTD-2022  YTD-2023  YTD-2024  YTD-2025  Accumulated 5 years  Net income (loss)  $ 283.8   $ 373.3   $ 259.5   $ 100.2   $ (71.7)   $ 945.1   Free cash flow   282.7    315.4    371.2    291.7    366.1    1,627.1   Free cash flow conversion   99.6%   84.5%   143.0%   291.1%   (510.6) %   172.2%

 * Our Credit Agreement and Private Placement Note with maturities ranging from 2025 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.  The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).   (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.  Supplemental Financial Information Cont’d  Consolidated Total Debt  As of December 27, 2025  Consolidated Total Debt  $ 802.6  Unamortized debt issuance costs   1.8  Finance lease liability   0.2  Consolidated funded indebtedness  $ 804.6  Cash held in U.S. (up to $400 million)   144.3  Net debt  $ 660.3  (in millions)Consolidated EBITDA  Twelve Months Ended  December 27, 2025  Net loss  $ (71.9)  Interest expense   34.3  Income taxes   75.3  Depreciation   74.9  Amortization   59.8  Non-cash additions:  Stock-based compensation expense   27.3  Purchase accounting inventory step-up charge   0.6  Unrealized loss on investments   3.6  Impairment charges   302.1  Other   38.5  Consolidated EBITDA (1)  $ 544.5  Consolidated Net Leverage Ratio (as defined in the Credit Agreement)*  1.2x

 (1) As reported is based on Q4 and FY 2024 result published on January 28, 2025. Actual is based on the final 10-K report.  * Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.  The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).   (2) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.  Supplemental Financial Information Cont’d  Consolidated Total Debt  As of December 28, 2024  Consolidated Total Debt  $ 856.1  Unamortized debt issuance costs   2.8  Finance lease liability   0.3  Consolidated funded indebtedness  $ 859.2  Cash held in U.S. (up to $400 million)   302.2  Net debt  $ 557.0  (in millions)  Twelve Months Ended  December 28, 2024  Twelve Months Ended  December 28, 2024  Consolidated EBITDA  As Reported (1)  Actual (1)  Net Income  $ 112.8  $ 100.0  Interest expense   38.7   38.7  Income taxes   51.7   51.7  Depreciation   68.3   68.3  Amortization   62.1   62.1  Non-cash additions:  Stock-based compensation expense   26.0   26.0  Unrealized loss on investments   (0.1)   (0.1)  Impairment charges   93.5   93.5  Other   3.7   3.7  Consolidated EBITDA (2)  $ 456.7  $ 443.9  Consolidated Net Leverage Ratio (as defined in the Credit Agreement)*  1.2x  1.3x

 * Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.  The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).   (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.  Supplemental Financial Information Cont’d  Consolidated Total Debt  As of December 30, 2023  Consolidated Total Debt  $ 871.9  Unamortized debt issuance costs   3.8  Finance lease liability  $ 0.7  Consolidated funded indebtedness  $ 876.4  Cash held in U.S. (up to $400 million)  $ 178.6  Net debt  $ 697.8  (in millions)  Consolidated EBITDA  Twelve Months Ended  December 30, 2023  Net Income  $ 259.4  Interest expense   39.9  Income taxes   69.1  Depreciation   71.6  Amortization   65.8  Non-cash additions:  Stock-based compensation expense   23.9  Unrealized loss on investments   0.3  Impairment charges   4.9  Other   13.4  Consolidated EBITDA (1)  $ 548.3  Consolidated Net Leverage Ratio (as defined in the Credit Agreement)*  1.3x

 * Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.  The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).   (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.  Supplemental Financial Information Cont’d  Consolidated Total Debt  As of December 31, 2022  Consolidated Total Debt  $ 1,001.5  Unamortized debt issuance costs   4.8  Finance lease liability  $ 1.8  Consolidated funded indebtedness  $ 1,008.1  Cash held in U.S. (up to $400 million)  $ 110.6  Net debt  $ 897.5  (in millions)  Consolidated EBITDA  Twelve Months Ended  December 31, 2022  Net Income  $ 373.3  Interest expense   26.2  Income taxes   69.7  Depreciation   65.0  Amortization   55.7  Non-cash additions:  Stock-based compensation expense   23.6  Purchase accounting inventory step-up charge   15.6  Unrealized loss on investments   14.0  Impairment charges   4.5  Other   81.9  Consolidated EBITDA (1)  $ 729.5  Consolidated Net Leverage Ratio (as defined in the Credit Agreement)*  1.2x

 * Our Private Placement Senior Notes, with maturities ranging from 2022 to 2030, contain a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated total gross debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Private Placement Senior Notes) is triggered  (1) Represents Consolidated EBITDA as defined in our Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.  Supplemental Financial Information Cont’d  Consolidated Total Debt  As of January 1, 2022  Consolidated total gross debt  $ 615.0  Unamortized debt issuance costs   (3.1)  Consolidated Total Debt  $ 611.9  (in millions)  Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)  Twelve Months Ended  January 1, 2022  Net Income  $ 283.8  Interest expense   18.5  Income taxes   57.2  Depreciation   55.9  Amortization   42.7  Non-cash additions (reductions):  Non-cash pension settlement charge   19.9  Stock-based compensation expense   19.6  Purchase accounting inventory step-up charge   8.4   Unrealized gain on investments   (8.9)  Other   26.7  Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)  $ 523.8  Ratio of Consolidated total gross debt to Consolidated EBITDA (as defined in Private Placement Senior Notes)*  1.2x

 Appendix  Speaker Bios

 Dr. Henderson was appointed President and Chief Executive officer effective February 10, 2025. From 2017 to 2024, Dr. Henderson served as the Senior Vice President of the Automotive & Energy, Communications, and Aerospace Group for Analog Devices, Inc. (NASDAQ: ADI), a semiconductor company specializing in data conversion, signal processing and power management technology. Previously, he served as Vice President of the RF and Microwave Business for Analog Devices from 2014 to 2017, and as Vice President of the RF and Microwave Business for Hittite Microwave Corporation until its acquisition by Analog Devices in 2014. Before joining Hittite, Dr. Henderson held various positions of increasing technical and leadership responsibility at Harris Corporation, Tyco Electronics, TriQuint Semiconductor, and IBM (NYSE: IBM). Dr. Henderson holds a bachelor’s degree in electrical engineering from Texas Tech University and a Ph.D. in electrical engineering from the Georgia Institute of Technology.  GREG HENDERSONPresident and Chief Executive Officer, Member of Board of Directors

 Mr. Khandelwal joined Littelfuse in 2025 as Executive Vice President and Chief Financial Officer. Prior to joining Littelfuse, he served as Senior Vice President and Chief Financial Officer of IDEX Corporation, an industrial design and manufacturing company, from 2023 to 2025. Prior to that, Mr. Khandelwal served as Chief Financial Officer of Multi-Color Corporation, a manufacturer of printed labels for consumer goods, from 2022 to 2023, and as Senior Vice President and Chief Financial Officer of CIRCOR International, a pump & valve systems and custom engineering & design company, from 2020 to 2021. From 2010 to 2020, Mr. Khandelwal held various finance roles at IDEX Corporation, including as Vice President of Finance Operations, Treasury and Financial Planning & Analysis.  ABHI KHANDELWALExecutive Vice President and Chief Financial Officer

 Mr. Kim joined Littelfuse in 2003 as Manager, Global Procurement. He then held various positions of increasing responsibility at Littelfuse including Director, Global Procurement; Director, Electronics Product Management; Vice President, Asia Sales; Vice President, Global Sales from 2017 to 2019; and Vice President and General Manager, Industrial Business from 2019 until assuming his current position in 2022.  PETER KIMSenior Vice President and General Manager, EII Market

 Mr. Nayar joined Littelfuse in 2005 as Business Line Director of the Electronics Business Unit. He then held various positions of increasing responsibility at Littelfuse including Vice President, Global Sales, Electronics Business Unit; Senior Vice President, Electronics Business Unit from 2011 until 2019; and Senior Vice President and General Manager, Electronics and Industrial Business from 2019 until assuming his current position in 2022.  DEEPAK NAYARSenior Vice President and General Manager, CCDI Market

 Mr. Ruppel joined Littelfuse in his current position in 2024. Prior to joining Littelfuse, Mr. Ruppel served as President at IDEX Optical Technologies from 2021 to 2024, and previously served in leadership roles at Montevideo Technology, Inc., Herman Miller, Eaton and Cooper Industries.  DAVE RUPPELSenior Vice President and General Manager, T&L Market

 Dr. Hamed joined Littelfuse in 2025. Prior to joining, he was most recently at Analog Devices where he served as Corporate Vice President, Industrial and Healthcare Business Group. Previously, he served as Vice President, Industrial Instrumentation Business Unit, and General Manager, Microwave Communications Group. Dr. Hamed also served in various leadership and technical roles at Hittite Microwave Corporation, TriQuint Semiconductor, and Mimix Broadband. Dr Hamed received a PhD in Electrical & Computer Engineering from Queen’s University in Canada.  KARIM HAMEDSenior Vice President and General Manager, Semiconductor Business